                                                                  EXHIBIT 4.2


                               BOFI HOLDING, INC.
              INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE



                NUMBER

                 BOFI                                     SHARES


             COMMON STOCK                            CUSIP 05566U 10 8

                                            SEE REVERSE FOR CERTAIN DEFINITIONS



THIS CERTIFIES THAT

                    ----------------------------------------

IS THE OWNER OF

                    ----------------------------------------

FULLY PAID AND NON-ASSESSABLE SHARES OF COMMON STOCK, $0.01 PAR VALUE PER SHARE, OF

BofI Holding, Inc. transferable on the books of the Corporation in person or by duly authorized attorney upon surrender of the Certificate properly endorsed. This Certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar.

        Witness the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated:
       -------------------

                               BOFI HOLDING, INC.
                                   CORPORATE
                                     [SEAL]


/s/  MARY C. SURDY                                   /s/  JERRY F. ENGLERT
     ----------------------                             -----------------------
     SECRETARY                                          CHAIRMAN OF THE BOARD



COUNTERSIGNED AND REGISTERED:
        U.S. STOCK TRANSFER CORPORATION
             TRANSFER AGENT AND REGISTRAR


     AUTHORIZED SIGNATURE

        The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

        TEN COM   --  as tenants in common              UNIF GIFT MIN ACT -- ...................Custodian...............
        TEN ENT   --  as tenants by the entireties                                 (Cust)                    (Minor)
        JT TEN    --  as joint tenants with right of                         under Uniform Gifts to Minors
                      survivorship and not as tenants                        Act........................................
                      in common                                                                 (State)



    Additional abbreviations may also be used though not in the above list.


        For value received,___________________________hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
   IDENTIFYING NUMBER OF ASSIGNEE
--------------------------------------

--------------------------------------


_______________________________________________________________________________
  (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS INCLUDING ZIP CODE OF ASSIGNEE)

_______________________________________________________________________________

_______________________________________________________________________________

________________________________________________________________________ Shares
of the Common Stock represented by the within named Certificate, and do hereby irrevocably constitute and appoint

______________________________________________________________________ Attorney
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated________________________


                                _______________________________________________

                                _______________________________________________
                                 THE SIGNATURE TO THIS ASSIGNMENT MUST
                                 CORRESPOND WITH THE NAME AS WRITTEN UPON THE
                       NOTICE: FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.

SIGNATURE(S) GUARANTEED:         ______________________________________________
                                 THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN
                                 ELIGIBLE GUARANTOR INSTITUTION (BANKS,
                                 STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND
                                 CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED
                                 SIGNATURE GUARANTEE MEDALLION PROGRAM),
                                 PURSUANT TO S.E.C. RULE 17Ad-15.


PLEASE KEEP THIS CERTIFICATE IN A SAFE PLACE. IF IT IS LOST, STOLEN OR DESTROYED, THE CORPORATION WILL REQUIRE A BOND OF INDEMNITY AS A CONDITION TO THE ISSUANCE OF A REPLACEMENT CERTIFICATE.